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                             PROSPECTUS SUPPLEMENT

                             DATED FEBRUARY 7, 1997
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In  addition to the waivers described in  the Prospectus under "How To Invest --
Contingent Deferred Sales Charge Waivers," the contingent deferred sales charge ("CDSC") imposed on redemptions of certain Class A shares shall be waived until March 15, 1997, for any shareholder who redeems shares within seven days following a refusal by a GT Global Mutual Fund or GT Global to accept an exchange request involving such Class A shares by such shareholder because of the shareholder's pattern of frequent exchanges.

The following paragraph revises and supersedes, as applicable, the discussion under "How To Invest -- Purchasing Class A Shares -- Shares Charge Waivers -- Class A Shares":

". . . (i) Trustees or other fiduciaries purchasing shares for employee benefit plans which are sponsored by organizations that have at least 100 but less than 1,000 employees, and trustees or other fiduciaries purchasing shares for employee benefit plans which are sponsored by organizations with collective retirement plan assets of $500,000 or more and have less than 100 employees, and purchases of at least $500,000 by trustees or other fiduciaries of employee benefit plans with collective retirement plan assets of $100 million or more. . . . "

                         GT GLOBAL GROWTH & INCOME FUND

        PROSPECTUS DATED FEBRUARY 29, 1996, AS REVISED OCTOBER 31, 1996

                             GT GLOBAL INCOME FUNDS

        PROSPECTUS DATED FEBRUARY 29, 1996, AS REVISED OCTOBER 31, 1996

                        GT GLOBAL EMERGING MARKETS FUND
                      GT GLOBAL LATIN AMERICA GROWTH FUND

        PROSPECTUS DATED FEBRUARY 29, 1996, AS REVISED OCTOBER 31, 1996

                             GT GLOBAL THEME FUNDS

        PROSPECTUS DATED FEBRUARY 29, 1996, AS REVISED OCTOBER 31, 1996

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